UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2015

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	52-0898545	0-7885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01. Changes in Registrant's Certifying Accountant.

On September 10, 2015, Universal Security Instruments, Inc. (the “Company”) was notified by its independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), that it is resigning its engagement as the Company’s independent registered public accounting firm, effective following the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2015.

The audit reports of Grant Thornton on the financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Grant Thornton, dated August 25, 2015 on the consolidated financial statements of the Company as of and for the fiscal years ended March 31, 2015 and 2014 noted that the Company’s history of operating losses and declining revenue, along with other matters, raise substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended March 31, 2014 and March 31, 2015, and the subsequent period through September 10, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K) with Grant Thornton, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

During the fiscal years ended March 31, 2014 and March 31, 2015, and the subsequent period through September 10, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weaknesses reported in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q with respect to such periods.

The Company has provided a copy of this Form 8-K to Grant Thornton and requested Grant Thornton to furnish a letter as required by Item 304(a)(3) of Regulation S-K. A copy of letter from Grant Thornton dated September 16, 2015 is attached hereto as Exhibit 16.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.

16.1	Letter of Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: September 16, 2015	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President

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